Exhibit 1-A

                              PENELEC CAPITAL TRUST
                            PENELEC CAPITAL II, L.P.
                          PENNSYLVANIA ELECTRIC COMPANY

               4,000,000 Trust Originated Preferred Securities of
                              Penelec Capital Trust
                   7.34% Trust Originated Preferred Securities
        (Liquidation amount $25 per Trust Originated Preferred Security)
                               each representing a
                     7.34% Cumulative Preferred Security of
                            Penelec Capital II, L.P.
           (Liquidation amount $25 per Cumulative Preferred Security)
                     fully and unconditionally guaranteed by
                          Pennsylvania Electric Company

                             Underwriting Agreement

                                                             New York, New York
                                                                   June 9, 1999


To the  Representatives
named in Schedule I hereto
of the Underwriters  named in
Schedule II hereto


Ladies and Gentlemen:

            Pennsylvania Electric Company, a Pennsylvania corporation (the "Company"), and Penelec Capital II, L.P., a limited partnership formed under the laws of the State of Delaware and a special purpose indirect subsidiary of the Company (the "Partnership"), propose to cause Penelec Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), to issue and sell to the several underwriters named in
Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the amount of its securities specified in
Schedule I hereto (the "TOPrS"), pursuant to an Amended and Restated Trust Agreement of Penelec Capital Trust, by and among the Partnership, as Grantor, and The Bank of New York (Delaware), as Delaware Trustee, and The Bank of New York, as Property Trustee, and T. G. Howson, P. R. Chatman, and M. E. Gramlich, as Regular Trustees, dated as of June 9, 1999 (the "Trust Agreement"). Each of the TOPrS represents a cumulative preferred limited partner interest (collectively, the "Preferred Securities") of the Partnership.

            In connection with the issuance and sale of the TOPrS, (i) the Trust proposes to use the proceeds from the sale of the TOPrS to purchase Preferred Securities from the Partnership; (ii) the Partnership proposes to lend the proceeds from the sale of the Preferred Securities to the Trust, together with other funds, to the  Company;  (iii)  the  Company  proposes  to  issue to the  Partnership  its
Subordinated Debentures (the "Subordinated Debentures") pursuant to an Indenture, dated as of June 1, 1999, between the Company and United States Trust Company of New York, as Trustee (the "Indenture"); and (iv) the Company proposes to guarantee certain payments by the Partnership in respect of the Preferred Securities (the "Guarantee"), pursuant to a Payment and Guarantee Agreement, dated as of June 16, 1999, executed and delivered by the Company (the "Guarantee Agreement"), all as further described, and to the extent described, in the Prospectus.

            The TOPrS and the Preferred Securities, together with the related Guarantee, and the Subordinated Debentures are collectively referred to herein as the "Offered Securities". The Company, the Trust and the Partnership are collectively referred to herein as the "Offerors".

            To  the  extent  there  are no  additional  Underwriters  listed  on
Schedule II other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 18 hereof.


            1.   Representations  and  Warranties.   The  Offerors  jointly  and
severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

            (a) The Offerors meet the requirements for use of Form S-3 under the Act and have prepared and filed with the Commission a registration statement (the file numbers of which are set forth in Schedule I hereto) on Form S-3, including a related basic prospectus, for registration under the Act of the offering and sale of the Offered Securities. The Offerors may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Offerors will next file with the Commission a Final Prospectus in accordance with Rules 415 and 424(b). As filed, such Final Prospectus or such amendment and form of Final Prospectus shall, except to the extent the Representatives shall agree in writing to a modification, be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Offerors have advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

            (b) The documents incorporated by reference in the Final Prospectus, when they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act; and any further documents so filed and incorporated by reference in the Final Prospectus (together with any supplement thereto), when such documents are filed with the Commission, will comply in all material respects with the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of circumstances under which they were made, not misleading; provided, however, that the Offerors make no representations or warranties as to the information contained in or omitted from the Final Prospectus in reliance upon and in conformity with information furnished in writing to the Offerors by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Final Prospectus.

            (c) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, and the Trust Indenture Act; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date each of the Indenture and the Trust Agreement did or will comply in all material respects with the applicable requirements of the Trust Indenture Act; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

      provided, however, that the Offerors make no representations or warranties as to (i) those parts of the Registration Statement which shall constitute the Statements of Eligibility and Qualification (Forms T-1) under the Trust Indenture Act of the Indenture Trustee or the Property Trustee or
      (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Offerors by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), but nothing contained herein is intended as a waiver of compliance with the Act or any rule or regulation of the Commission thereunder.

            (d) The Company is duly incorporated and is validly subsisting and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

            (e) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, is a "grantor trust" for United States federal income tax purposes, has the power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus and is not required to be authorized to do business in any other jurisdiction. The Trust has all requisite power and authority to issue the TOPrS and to purchase the Preferred Securities as described in the Final Prospectus. The Trust has no subsidiaries.

            (f) The Partnership has been duly formed and is validly existing and in good standing under the laws of the State of Delaware with full partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is not required to be authorized to do business in any other jurisdiction. The Partnership has all requisite power and authority to issue the Preferred Securities to the Trust and to lend the proceeds thereof to the Company as described in the Final Prospectus. The Partnership has no subsidiaries.

            (g) The TOPrS have been duly and validly authorized by the Trust and will conform to the description thereof in the Final Prospectus; and when the TOPrS are executed and delivered to the Underwriters and are paid for by the

      Underwriters in accordance with the terms of this Agreement, the TOPrS will be validly issued, fully paid and non-assessable beneficial interests in the Trust, and not subject to any preemptive rights.

            (h) The Preferred Securities have been duly and validly authorized by the Partnership and will conform to the description thereof in the Final Prospectus; and when the Preferred Securities are executed and delivered to the Trust and are paid for by the Trust in accordance with the terms of this Agreement, the Preferred Securities will be validly issued, fully paid and non-assessable, and not subject to any preemptive rights.

            (i) The Subordinated Debentures have been duly and validly authorized by the Company and will conform to the description thereof in the Final Prospectus; and when the Subordinated Debentures are issued and delivered by the Company to the Partnership and paid for by the
      Partnership in accordance with the terms of this Agreement, the Subordinated Debentures will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

            (j) All of the issued general partner interests of the Partnership have been duly and validly authorized and issued and are fully paid and non-assessable and are owned by the Company or a wholly owned subsidiary of the Company and are free of preemptive rights.

            (k) The Trust Agreement has been duly and validly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Partnership in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

            (l) The Indenture has been duly and validly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, conforms to the description thereof contained in the Final Prospectus, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

            (m) The Amended and Restated Limited Partnership Agreement of Penelec Capital II, L.P., dated as of June 9, 1999 by and among Penelec Preferred Capital II, Inc., as General Partner (the "General Partner"), T.G. Howson, as Class A Limited Partner (the "Class A Limited Partner"), and the persons who become limited partners in accordance with the provisions of such agreement (the "Partnership Agreement") has been duly and validly authorized, executed and delivered and constitutes a legal, valid and binding instrument enforceable against the General Partner and the Class A Limited Partner in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

            (n) The Guarantee Agreement, has been duly and validly authorized, executed and delivered and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Guarantee will conform to the description thereof in the Final Prospectus;

            (o) This Agreement has been duly and validly authorized, executed and delivered by each of the Offerors and constitutes a valid and binding obligation of each of the Offerors enforceable against each of the Offerors in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

            (p) None of the Offerors is and, after giving effect to the offering, issuance or sale of the Offered Securities or the application of the proceeds thereof as described in the Final Prospectus, none of the Offerors will be an "investment company" as defined in the Investment Company Act of 1940, as amended.

            (q) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act, the Trust Indenture Act, the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), and the Pennsylvania Public Utility Code, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters in the manner contemplated herein and in the Final Prospectus.

            (r) Neither the execution and delivery of the Trust Agreement, the Partnership Agreement, the Indenture or the Guarantee Agreement, nor the issue or sale of any of the Offered Securities, nor the fulfillment of the terms of this Agreement, the Guarantee Agreement, the Trust Agreement, the Indenture or the Partnership Agreement nor the consummation of any other of the transactions therein contemplated will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Offerors or any of their subsidiaries pursuant to, (i) the charter or by-laws of the Company or the Trust
      Agreement or Certificate of Trust of the Trust or the Partnership Agreement or Certificate of Limited Partnership of the Partnership or any other organizational documents of any of the Offerors or any of their subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, trust agreement or other agreement, obligation, condition, covenant or instrument to which any of the Offerors or any of their subsidiaries is a party or bound or to which any of their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to any of the Offerors or any of their subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Offerors or any of their subsidiaries or any of their properties.

            (s) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Final Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

            (t) Other than as set forth or incorporated by reference in the Final Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Offerors or any of their subsidiaries or any of their property is pending or, to the best knowledge of any of the Offerors, threatened that
      (i) could reasonably be expected to have a material adverse effect on any of the Offerors' performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business or properties of the Trust, the Partnership or the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth or incorporated by reference in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (u) Neither any Offeror nor any subsidiary of any Offeror is in violation or default of (i) any provision of its charter, bylaws, or other organizational documents, or (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, trust agreement or other material agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject.

            (v) Since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), business prospects, earnings, business or properties of the Trust, Partnership or the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (w) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Final Prospectus, are independent public accountants with respect to the Company within the meaning of the Act.

            Any certificate signed by any officer of any of the Offerors and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Offered Securities shall be deemed a representation and warranty by each of the Offerors, as to matters covered thereby, to each Underwriter.

            2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth:

            (a) The Trust agrees to sell, and the Company and the Partnership agree to cause the Trust to sell, to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at the purchase price set forth in Schedule I hereto the amount of the TOPrS set forth opposite such Underwriter's name in Schedule II hereto.

            (b) The Trust agrees to use the proceeds from the sale of its TOPrS to the Underwriters to purchase Preferred Securities from the Partnership, as described in the Final Prospectus, concurrently with the issue and sale of the TOPrS to the Underwriters.

            (c) The Partnership agrees to execute, sell and deliver the Preferred Securities to the Trust concurrently with the issue and sale of the TOPrS to the Underwriters and to lend the proceeds of such sale, together with other funds, to the Company, as described in the Final Prospectus, concurrently with the issue and sale of the TOPrS to the Underwriters.

            (d) The Company agrees to issue and deliver to the Partnership the Subordinated Debentures evidencing the loan referred to in 2(c) above and to execute and deliver to the Partnership the Guarantee Agreement, in each case, concurrently with the issue and sale of the TOPrS.

            3.    Delivery and Payment; Underwriters' Compensation.

            (a) Delivery of and payment for the TOPrS shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than five Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Trust or as provided in
      Section 9 hereof (such date and time of delivery and payment for the TOPrS being herein called the "Closing Date"). Delivery of the TOPrS shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price therefor to or upon the order of the Trust by wire transfer payable in same-day funds to an account specified by the Trust. Delivery of the TOPrS shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

            (b) As compensation to the Underwriters for their commitments hereunder, the Company agrees to pay, at the Closing Date, to Merrill Lynch, Pierce, Fenner & Smith Incorporated for the accounts of the several Underwriters, an amount equal to $.7875 per TOPrS, except that for sales of 10,000 or more TOPrS to a single purchaser, the underwriting commission will be $.50 per TOPrS.

            4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the TOPrS for sale to the public as set forth in the Final Prospectus.

            5. Agreements. The Offerors, jointly and severally, agree with the several Underwriters that:

                  (a) The Offerors will use their best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Offered Securities, none of the Offerors will file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Offerors have furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if filing of the Final Prospectus is otherwise required under Rule 424(b), the Offerors will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Offerors will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission,
      (3) when, prior to termination of the offering of the Offered Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and
      (6) of the receipt by any Offeror of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Offerors will use their best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act, the Offerors promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
      Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Offerors will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request.

                  (e) The Offerors will arrange, if and to the extent necessary, for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Offered Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering, if any; provided that in no event shall the Offerors be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Offered Securities, in any jurisdiction where it is not now so subject or qualified.

                  (f) The Offerors will not, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by any Offeror or any person in privity with any Offeror), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any TOPrS, Preferred Securities or Subordinated Debentures, any security convertible into or exchangeable into or exercisable for TOPrS, Preferred Securities or Subordinated Debentures or any debt securities substantially similar to the Subordinated Debentures or equity securities substantially similar to the TOPrS or Preferred Securities (other than (i) the Offered Securities,
      (ii) commercial paper obligations and (iii) ordinary short-term bank debt) or publicly announce an intention to effect any such transaction, until the Business Day set forth on Schedule I hereto.

                  (g) No Offeror will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of any Offeror to facilitate the sale or resale of the Offered Securities.

                  (h) The Offerors will, at their sole cost and expense, use their best efforts to list, subject to notice of issuance, the TOPrS on the New York Stock Exchange, subject to the Underwriters making the required distribution of the TOPrS; and the Offerors will, if the Subordinated Debentures are distributed, as set forth in the Final Prospectus, at their sole cost and expense, use their best efforts to list, subject to notice of issuance, the Subordinated Debentures on the New York Stock Exchange.

                  (i) The Offerors will pay all expenses incident to the performance of their obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement, the Basic
      Prospectus, any Preliminary Final Prospectus or the Final Prospectus (or any amendments or supplements thereto); (ii) the preparation, issuance and delivery of the Offered Securities; (iii) the fees and disbursements of the Offerors' counsel and accountants and of all trustees under the Indenture and the Guarantee Agreement, and their counsel; (iv) the qualification of the Offered Securities under state securities or Blue Sky laws, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky or Legal investment memoranda (such amount not to exceed $7,500); (v) the printing or other production of all documents relating to the offering, including the printing and delivery to the Underwriters, in quantities reasonably requested by the Underwriters, of copies of the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus (and any amendments or supplements thereto); (vi) the printing and delivery to the Underwriters of copies of any Blue Sky or Legal Investment Memoranda; (vii) any fees charged by rating agencies for the rating of the Offered Securities; and (viii) the filing fees and expenses incurred in connection with the listing of the TOPrS on the New York Stock Exchange. Except as otherwise set forth herein, the Underwriters will pay the fees and disbursements of the Underwriters' counsel.

            6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the TOPrS shall be subject to the accuracy of the representations and warranties on the part of the Offerors contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Offerors made in any certificates delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Offerors shall have requested and caused Berlack, Israels & Liberman LLP, counsel for the Offerors, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                        (i) The  Company  is duly  incorporated  and is  validly
                  subsisting and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                        (ii) The Trust is not  required to be  authorized  to do
                  business in any jurisdiction other than the State of Delaware;

                        (iii) The  Partnership  is not required to be authorized
                  to do business in any jurisdiction other than the State of Delaware; and the Partnership is not a party to or bound by any agreement other than those described in the Final Prospectus;

                        (iv) The TOPrS conform to the description thereof in the
                  Final Prospectus;

                        (v) The Preferred  Securities conform to the description
                  thereof in the Final Prospectus;

                        (vi) The  Subordinated  Debentures  have  been  duly and
                  validly authorized by the Company and the Subordinated Debentures conform to the description thereof in the Final Prospectus; and when the Subordinated Debentures are issued and delivered by the Company to the Partnership and are paid for by the Partnership in accordance with the terms of this Agreement the Subordinated Debentures will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

                        (vii) All of the issued general partner interests of the
                  Partnership are owned by the Company or a wholly owned subsidiary of the Company;

                        (viii) The Trust Agreement has been duly and validly executed and delivered and has been duly qualified under the Trust Indenture Act;

                        (ix) The Indenture has been duly and validly authorized,
                  executed and delivered, has been duly qualified under the Trust Indenture Act, conforms to the description thereof contained in the Final Prospectus, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

                        (x) The Partnership  Agreement has been duly and validly
                  executed and delivered;

                        (xi) The Guarantee Agreement,  has been duly and validly
                  authorized, executed and delivered and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Guarantee conforms to the description thereof in the Final Prospectus;

                        (xii) This Agreement has been duly and validly authorized, executed and delivered by each of the Offerors and constitutes a valid and binding obligation of each of the Offerors enforceable against each of the Offerors in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

                        (xiii) None of the Offerors is and,  after giving effect
                  to the offering, issuance or sale of the Offered Securities or the application of the proceeds thereof as described in the Final Prospectus, none of the Offerors will be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                        (xiv) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Offeror or any of their subsidiaries or any of their property, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

                        (xv) The  documents  incorporated  by  reference  in the
                  Final Prospectus or any amendment or supplement thereto (other than the financial statements and other financial or statistical data contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act;

                        (xvi) The  Registration  Statement has become  effective
                  under the Act; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial or statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Final Prospectus or required to be described in the Registration Statement or the Final Prospectus which are not filed or incorporated by reference or described as required;

                        (xvii) No consent, approval, authorization,  filing with
                  or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act, the 1935 Act, the Pennsylvania Public Utility Code and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters in the manner contemplated in this Agreement and in the Final Prospectus and such other approvals (specified in such opinion) as have been obtained;

                        (xviii)  Neither the execution and delivery of the Trust
                  Agreement, the Partnership Agreement, the Indenture or the Guarantee Agreement, nor the issue or sale of any of the Offered Securities, nor the fulfillment of the terms of this Agreement, the Guarantee Agreement, the Trust Agreement, the Indenture or the Partnership Agreement nor the consummation of any other of the transactions therein contemplated will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Offerors (i) pursuant to the charter or by-laws of the Company or the Trust Agreement or Certificate of Trust of the Trust or the Partnership Agreement or Certificate of
                  Limited Partnership of the Partnership or any other organizational documents of any of the Offerors, (ii) to such counsel's knowledge, pursuant to the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, trust agreement or other agreement, obligation, condition, covenant or instrument to which any of the Offerors or any of their subsidiaries is a party or bound or to which any of their property is subject, or (iii) pursuant to any statute, law, rule, regulation, judgment, order or decree applicable to any of the Offerors of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Offerors or any of their properties.

      In addition, Berlack, Israels & Liberman LLP shall state that although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus, except insofar as addressed by their opinions in subsections (iv), (v), (vi), (ix) and (xi) of this section 6(b), such counsel has no reason to believe that on the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial or statistical information contained therein, as to which such counsel need express no view).

      In rendering such opinion, (A) Berlack, Israels & Liberman LLP may rely upon the opinion of Ryan, Russell, Ogden & Seltzer LLP, delivered pursuant to paragraph (c) hereof, as to matters involving the laws of the Commonwealth of Pennsylvania and on the opinion of Piper & Marbury L.L.C., delivered pursuant to paragraph (d) hereof, as to matters involving the laws of the State of Maryland and on the opinion of Richards, Layton & Finger, P.A., delivered pursuant to paragraph (e) hereof, as to matters involving the laws of the State of Delaware and (B) as to matters of fact, to the extent they deem proper, such counsel may rely on certificates of responsible officers of the Offerors and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

            (c) The Offerors shall have requested and caused Ryan, Russell, Ogden & Seltzer LLP, Pennsylvania counsel for the Offerors, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                        (i) The  Company  is duly  incorporated  and is  validly
                  subsisting and in good standing under the laws of the Commonwealth of Pennsylvania with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, or is subject to no material liability or disability by reason of the failure to be so
                        qualified in any such jurisdiction;

                        (ii) The Trust is not  required to be  authorized  to do
                  business in the Commonwealth of Pennsylvania;

                        (iii)  The Partnership is not required to be
                  authorized to do business in the Commonwealth of Pennsylvania;

                        (iv) The  Subordinated  Debentures  have  been  duly and
                  validly authorized by the Company and the Subordinated Debentures conform to the description thereof in the Final Prospectus; and when the Subordinated Debentures are issued and delivered by the Company to the Partnership and are paid for by the Partnership in accordance with the terms of this Agreement the Subordinated Debentures will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

                        (v) All of the issued general  partner  interests of the
                  Partnership are owned by the Company or a wholly owned subsidiary of the Company;

                        (vi) The Indenture has been duly and validly authorized,
                  executed and delivered, conforms to the description thereof contained in the Final Prospectus, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

                        (vii) The Guarantee  Agreement has been duly and validly
                  authorized, executed and delivered and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Guarantee conforms to the description thereof in the Final Prospectus;

                        (viii) This Agreement has been duly and validly authorized, executed and delivered by each of the Offerors and constitutes a valid and binding obligation of each of the Offerors enforceable against each of the Offerors in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

                        (ix) To the  knowledge  of  such  counsel,  there  is no
                  pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Offeror or any of their subsidiaries or any of their property, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

                        (x) No consent, approval, authorization,  filing with or
                  order of any Pennsylvania court or Pennsylvania governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Pennsylvania Public Utility Code;

                        (xi) Neither the execution and delivery of the Trust Agreement, the Partnership Agreement, the Indenture or the Guarantee Agreement, nor the issue or sale of any of the Offered Securities, nor the fulfillment of the terms of this Agreement, the Guarantee Agreement, the Trust Agreement, the Indenture or the Partnership Agreement nor the consummation of any other of the transactions therein contemplated will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Offerors (i) pursuant to the charter or by-laws of the Company or the Trust Agreement or Certificate of Trust of the Trust or the Partnership Agreement or Certificate of
                  Limited Partnership of the Partnership or any other organizational documents of any of the Offerors, (ii) to the best of such counsel's knowledge, pursuant to the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, trust agreement or other agreement, obligation, condition, covenant or instrument to which any of the Offerors or any of their subsidiaries is a party or bound or to which any of their property is subject, or (iii) pursuant to any statute, law, rule, regulation, judgment, order or decree applicable to any of the Offerors of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Offerors or any of their properties.

      In rendering such opinion, (A) Ryan, Russell, Ogden & Seltzer LLP may rely upon the opinion of Berlack, Israels & Liberman LLP, counsel to the Offerors, delivered pursuant to paragraph (b) hereof, as to matters involving the laws of the State of New York and the opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, delivered pursuant to paragraph (e) hereof, as to matters involving the laws of the State of Delaware and (B) as to matters of fact, to the extent they deem proper, such counsel may rely on certificates of responsible officers of the Offerors and public officials. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

            (d) The  Offerors  shall have  requested  and caused Piper & Marbury
      L.L.P., Maryland counsel for the Offerors, to have furnished to the Representatives their opinions, dated the Closing Date and addressed to the Representatives, to the effect that:

                        (i) The  Company is duly  qualified  to do business as a
                  foreign corporation and is in good standing under the laws of the State of Maryland; and

                        (ii) No consent, approval, authorization, filing with or
                  order of any Maryland court or Maryland governmental agency or body is required in connection with the transactions contemplated herein.

            (e) The Offerors shall have requested and caused Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                        (i) The  Trust  has been  duly  created  and is  validly
                  existing in good standing as a business trust under the Delaware Business Trust Act. Under the Trust Agreement and the Delaware Business Trust Act, the Trust has all requisite trust power and authority to own and to operate its properties and conduct its business as described in the Final Prospectus. Under the Trust Agreement and the Delaware Business Trust Act, the Trust has all requisite trust power and authority to issue the TOPrS and to purchase the Preferred Securities as described in the Final Prospectus and to execute and deliver, and to perform its obligations under, this Agreement.

                        (ii) The Partnership has been duly formed and is validly
                  existing and in good standing under the Delaware Revised Uniform Limited Partnership Act (the "Partnership Act"). Under the Partnership Agreement and the Partnership Act, the Partnership has full partnership power and authority to own and to operate its properties and conduct its business as described in the Final Prospectus. Under the Partnership Agreement and the Partnership Act, the Partnership has all requisite partnership power and authority to issue the Preferred Securities to the Trust and to lend the proceeds thereof to the Company as described in the Final Prospectus. The General Partner has been duly incorporated and is validly existing in good standing as a corporation under the General Corporation Law of the State of Delaware (the "DGCL").

                        (iii) The TOPrS have been duly and validly authorized by
                  the Trust; and when the TOPrS are executed, authenticated and delivered and are paid for in accordance with the terms of this Agreement and the Trust Agreement, and as described in the Final Prospectus, the TOPrS will be duly and validly issued and, subject to the qualifications set forth below in this paragraph (iii), fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The TOPrS holders will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the TOPrS holders may be obligated, pursuant to the Trust Agreement, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of TOPrS certificates and the issuance of replacement TOPrS certificates, and (ii) to provide indemnity and/or security in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement. Under the Trust Agreement and the Delaware Business Trust Act, the issuance of the TOPrS is not subject to preemptive or similar rights.

                        (iv) The Preferred Securities have been duly and validly
                  authorized by the Partnership; and when the Preferred Securities are executed and delivered to the Trust and are paid for by the Trust in accordance with the terms of this Agreement, the Preferred Securities will be duly and validly issued and, subject to the qualifications set forth in this paragraph below, fully paid and nonassessable limited partner interests in the Partnership. Under the Partnership Agreement and the Partnership Act, the issuance of the Preferred Securities is not subject to preemptive or similar rights. Assuming that the Trust does not participate in the control of the business of the Partnership, the Trust, as a limited partner of the Partnership, will have no liability in excess of its obligations to make payments provided for in the Partnership Agreement and its share of the Partnership's assets and undistributed profits (subject to the obligation of a limited partner of the Partnership to repay any funds wrongfully distributed to it). There are no provisions in the Partnership Agreement the inclusion of which, subject to the terms and conditions therein, or, assuming that the Trust, as a limited partner of the Partnership, takes no action other than actions permitted by the Partnership Agreement, the exercise of which, in accordance with the terms and conditions therein, would cause the Trust, as a limited partner of the Partnership, to be deemed to be participating in the control of the business of the Partnership.

                        (v) The general  partner  interests  in the  Partnership
                  issued to the General Partner have been duly and validly authorized. When the general partner interests are issued to and paid for by the General Partner in accordance with the Partnership Agreement, such interests will be validly issued general partner interests in the Partnership. Under the Partnership Agreement and the Partnership Act, the issuance of the general partner interests in the Partnership issued to the General Partner are not subject to preemptive or similar rights.

                        (vi) Under the  Partnership  Agreement,  the Partnership
                  Act and the DGCL, the Trust Agreement has been duly and validly authorized by all necessary partnership action on the part of the Partnership and by all necessary corporate action on the part of the General Partner. The Trust Agreement constitutes a valid and binding obligation of the Partnership and the General Partner, and is enforceable against the Partnership and the General Partner, in accordance with its terms. The foregoing opinion is subject, as to enforcement, to the effect upon the Trust Agreement of (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                        (vii) Under the relevant organizational documents of the
                  General Partner and the DGCL, the Partnership Agreement has been duly and validly authorized by all necessary corporate action on the part of the General Partner. The Partnership Agreement constitutes a valid and binding obligation of the General Partner, and is enforceable against the General Partner in accordance with its terms. The foregoing opinion is subject, as to enforcement, to the effect upon the Partnership Agreement of (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                        (viii)   Under  the   Partnership   Agreement   and  the
                  Partnership Act, the execution, delivery and performance of this Agreement by the Partnership have been duly authorized by all necessary partnership action on the part of the
                  Partnership. Under the Trust Agreement and the Delaware Business Trust Act, the execution, delivery and performance of this Agreement by the Trust have been duly authorized by all necessary trust action on the part of the Trust.

                        (ix) No consent, approval, authorization, filing with or
                  order of any Delaware court or Delaware governmental agency or body is required in connection with the Trust's or the Partnership's execution, delivery or performance of this Agreement.

                        (x) Such  counsel has  reviewed  the  statements  in the
                  Final Prospectus (including any supplements thereto) under the captions "Description of the TOPrS", "Description of the Preferred Securities", "Penelec Capital Trust", and "Penelec Capital II, L.P." and, insofar as they contain statements of Delaware law, such statements are fairly presented.

                        (xi) Neither the execution and delivery of the Trust Agreement by the Partnership nor the execution and delivery of the Partnership Agreement by the General Partner, nor the issue or sale of any of the TOPrS or the Preferred Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will result in a breach or violation of (i) the organizational documents of either the Trust or the Partnership, (ii) any Delaware statute, law, rule or regulation, or, (iii) after due inquiry on the day immediately preceding the date of the legal opinion, limited to and solely to the extent disclosed thereupon, the court dockets for active cases in the Court or Chancery of the State of Delaware in and for New Castle County, Delaware, the Superior Court of the State of Delaware in and for New Castle County Delaware, and the United States District Court sitting in the State of Delaware, any judgment, order or decree applicable to the Trust or the Partnership of any Delaware court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Trust or the Partnership.

                        (xii) Assuming that the Partnership is treated as a partnership for Federal income tax purposes, and assuming that the Partnership derives no income from or connected with sources within the State of Delaware and has no employees in the State of Delaware, the holders of Preferred Securities (other than those holders of Preferred Securities who reside or are domiciled in the State of Delaware), will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Partnership and the Partnership will not be liable for any income tax imposed by the State of Delaware.

                        (xiii) Assuming that the Trust is treated as a grantor trust for United States federal income tax purposes, and assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no employees in the State of Delaware, the holders of the TOPrS (other than those holders of TOPrS who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

            (f) The Offerors shall have requested and caused Carter, Ledyard & Milburn, special tax counsel to the Offerors, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                        (i) Such counsel confirms its opinion as set forth under
                  "Certain Federal Income Tax Considerations" in the Final Prospectus, including any supplements thereto at the Closing Date;

                        (ii) The Trust is classified  for United States  federal
                  income tax purposes as a grantor trust and not as a business entity taxable as a corporation;

                        (iii) The  Partnership  is classified  for United States
                  federal income tax purposes as a partnership and not as a business entity taxable as a corporation; and

                        (iv) The statements made in the Final Prospectus (together with any supplements thereto) under the caption "ERISA Considerations", insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects.

            (g) The Representatives shall have received from Thelen Reid & Priest LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Offered Securities, the Trust Agreement, the
      Partnership Agreement, the Indenture, the Guarantee Agreement, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Offerors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (h) Each Offeror shall have furnished to the Representatives a certificate of such Offeror, signed (x) in the case of the Company, by the President or a Vice President and the principal financial or accounting officer or Vice President - Treasurer of the Company, (y) in the case of the Partnership, by the General Partner, and (z) in the case of the Trust, by the Partnership, as Grantor of the Trust, each dated the Closing Date, to the effect that:

                        (i) the  representations  and warranties of the Offerors
                  in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and each Offeror has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                        (ii) no stop order  suspending the  effectiveness of the
                  Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Offerors' knowledge, threatened; and

                        (iii) subsequent to the Execution Time, there has not occurred any downgrading, nor has any notice been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Offerors' securities (other than any debt security the proceeds of which are used by such Offeror for current transactions and which has a maturity not exceeding 270 days from the date such debt security is issued) by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

            (i) The Offerors shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Representatives at the Closing Date, a letter, dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended March 31, 1999, and as at March 31, 1999, in accordance with the Statement on Auditing Standards No. 71, and stating in effect, except as provided in
      Schedule I hereto, that:

                        (i) in their  opinion the audited  financial  statements
                  and financial statement schedules and pro forma financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act;

                        (ii) on the basis of a reading of the  latest  unaudited
                  interim financial statements, if any, made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the three-month period ended March 31, 1999 and as at March 31, 1999; a reading of the minutes of the meetings of the Board of Directors, Committees of the Board of Directors, and the Stockholder of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31,

                  1998, nothing came to their attention which caused them to believe that:

                              (1) any unaudited financial statements included or
                        incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus.

                              (2)  With  respect  to the  period  subsequent  to
                        December 31, 1998, there were any changes, at a specified date not more than five days prior to the date of the letter, in the common stock, cumulative preferred stock without mandatory redemption, company-obligated mandatorily redeemable preferred securities or long-term debt of the Company or decreases in the common stockholder's equity (except as occasioned by the declaration of dividends) as compared with the amounts shown on the December 31, 1998 consolidated balance sheet included or incorporated by reference in the Registration Statement and the Final Prospectus, or for the period from January 1, 1999 to such specified date, there were any decreases, as compared with the corresponding period in the preceding year, in operating income or net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives.

                  (iii) they have performed  certain other specified  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in
            Exhibit 12 to the Registration  Statement,  the information included
            or
            incorporated by reference in Items 1, 2, 6 and 7 of the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Final Prospectus, the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Quarterly Report on Form 10-Q for the period ending March 31, 1999, incorporated by reference in the Registration Statement and the Final Prospectus, and the pro forma information appearing as Exhibit 99 to the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation;

                  (iv) on the  basis of a  reading  of the  unaudited  pro forma financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

            References to the Final Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

                  (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Trust, the Partnership or the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i)
            or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Offered Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (k) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Offerors' securities (other than any debt security the proceeds of which are used by such Offeror for current transactions and which has a maturity not exceeding 270 days from the date such debt security is issued) by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (l) At the  Closing  Date,  the  TOPrS  shall  have  been duly approved for listing, subject to notice of issuance, on the New York Stock Exchange.

                  (m) Neither a Tax Event nor an  Investment  Company  Event (as
            defined in the Final Prospectus) shall have occurred and be continuing; provided that it shall also be a condition of the Offerors' obligations hereunder, to issue and sell the Offered Securities, that neither a Tax Event nor an Investment Company Event shall have occurred and be continuing.

                  (n) Prior to the Closing Date, the Offerors shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Berlack, Israels & Liberman LLP, counsel for the Company, at 120 West 45th Street, New York, New York 10036, on the Closing Date.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the TOPrS provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Offerors to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Offerors will reimburse the Underwriters severally through Merrill Lynch, Pierce, Fenner & Smith Incorporated on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the TOPrS.

                  8. Indemnification and Contribution. (a) The Offerors agree jointly and severally to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Offered Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Offerors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Offerors by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, further, that with respect to any untrue statement or omission of material fact made in any

      Preliminary Final Prospectus,  the indemnity  agreement  contained in this
      Section 8(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the TOPrS concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstances where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Offerors had previously furnished copies of the Final Prospectus to the Representatives, (x) delivery of the Final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Final Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of the Offered Securities to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability which any of the Offerors may otherwise have.

                  (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Offerors, each of their directors, each of their officers who signs the Registration Statement, and each person who controls the Offerors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Offerors to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Offerors by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Offerors acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Offered Securities and, under the heading "Underwriting", (i) the list of Underwriters and their respective participation in the sale of the Offered Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

                  (c) Promptly after receipt by an indemnified  party under this
      Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent such failure results in the loss by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel retained in the indemnified party's reasonable judgment), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded upon advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or (ii) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include any statement as to, or any admission of, fault, culpability or failure to act by or on behalf of any indemnified party.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is held unavailable, in whole or in part, to hold harmless an indemnified party for any reason, the Offerors, jointly and severally, and the Underwriters, severally and not jointly, agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Offerors and one or more of the

      Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and by the Underwriters on the other from the offering of the Offered Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the TOPrS) be responsible for any amount in excess of the underwriting discount or commission applicable to the TOPrS purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is held unavailable for any reason, the Offerors, jointly and severally, and the Underwriters, severally and not jointly, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Offerors on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Offerors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Trust, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Offerors on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
      Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls any of the Offerors within the meaning of either the Act or the Exchange Act, each officer of any of the Offerors who shall have signed the Registration Statement and each director of any of the Offerors shall have the same rights to contribution as such Offeror, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the TOPrS agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of TOPrS set forth opposite their names in Schedule II hereto bears to the aggregate number of TOPrS set forth opposite the names of all the remaining Underwriters) the TOPrS which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate number of TOPrS which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of TOPrS set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the TOPrS, and if such nondefaulting Underwriters do not purchase all the TOPrS, then the Offerors shall be entitled to a period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such remaining TOPrS on the terms contained herein; if after giving effect to arrangements for the purchase of the TOPrS of the defaulting Underwriter or Underwriters by the nondefaulting Underwriters and the Offerors, unpurchased TOPrS still remain, this Agreement will terminate without liability to any nondefaulting Underwriter or the Offerors. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the
      Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Offerors and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination, in the absolute discretion of the Representatives, by notice given to the Offerors if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or limited on or by, as the case may be, any of the New
      York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., or minimum prices shall have been established on or by, as the case may be, any of the foregoing, (ii) trading of any securities of any Offeror shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or

      (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and (b) in the case of any of the events specified in clauses (i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of the Representatives, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Final Prospectus or the Preliminary Final Prospectus.

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Offerors and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Offerors or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the TOPrS. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to James R. G. McBurney, Managing Director, Merrill Lynch, Pierce, Fenner & Smith Incorporated (fax no.:
      (212) 449-8636) and confirmed to Merrill Lynch, Pierce, Fenner & Smith Incorporated at World Financial Center, North Tower, 24th Floor, New York, New York 10281, Attention: James R. G. McBurney; or, if sent to any of the Offerors, will be mailed, delivered or telefaxed to Mr. Terrance G. Howson, Vice President and Treasurer, GPU Service, Inc., 310 Madison Avenue, Morristown, New Jersey 07962-1957, (fax no.: (973) 644-4224) and confirmed to it at Berlack, Israels & Liberman LLP, attention Douglas E. Davidson, Esq.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  15. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  17. Underwriter's Counsel. The Offerors and the Underwriters acknowledge that Thelen Reid & Priest LLP (a) will act as counsel to the Underwriters in connection with this Agreement and the transactions contemplated hereby and (b) historically has acted, and may continue to act, as counsel to the Company or its affiliates in connection with certain special projects, and the Offerors and the Underwriters consent to such dual representation.

                  18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
      Commission.

                  "Effective Date" shall mean the later of (a) each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective and (b) the date of the filing with the Commission of the Company's most recent Annual Report on Form 10-K.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Final  Prospectus"  shall  mean  the  prospectus   supplement
      relating to the Offered Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

                  "Indenture Trustee" shall mean United States Trust Company of New York, as Trustee under the Indenture.

                  "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Offered Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

                  "Property Trustee" shall mean The Bank of New York, as Property Trustee under the Trust Agreement.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

                  "Rule 415", "Rule 424" and "Rule 462" refer to such rules under the Act.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Offerors and the several Underwriters.

                                   Very truly yours,

                                   PENELEC CAPITAL TRUST

                                   By:  Penelec Capital II, L.P.,
                                        the Grantor

                                   By:  Penelec Preferred Capital II, Inc.,
                                        its general partner

                                   By:
                                        ----------------------------------
                                   Name:
                                   Title:


                                   PENELEC CAPITAL II, L.P.

                                   By:  Penelec Preferred Capital II, Inc.,
                                        its general partner

                                   By:
                                        ----------------------------------
                                   Name:
                                   Title:


                                   PENNSYLVANIA ELECTRIC COMPANY

                                   By:
                                        ----------------------------------
                                   Name
                                   Title:

      The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.


      Merrill Lynch, Pierce, Fenner & Smith Incorporated
      CIBC World Markets Corp.
      First Union Capital Markets Corp.
      Goldman, Sachs & Co.
      PaineWebber Incorporated


      For  themselves  and the  other  several  Underwriters,  if any,  named in
      Schedule II to the foregoing Agreement.


      By:  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


      ----------------------------------
      Name:
      Title:

                                   SCHEDULE I

Underwriting Agreement dated June 9, 1999.

Registration Statement Nos.:

      333-62295, 333-62295-01, 333-62295-02

Representatives:

      Merrill Lynch, Pierce, Fenner & Smith Incorporated
      CIBC World Markets Corp.
      First Union Capital Markets Corp.
      Goldman, Sachs & Co.
      PaineWebber Incorporated


Title, Number, Purchase Price and Description of TOPrS:

                                                Purchase
Title                         Number            Price
-----------------------      -----------        -------------------------
7.34% Trust Originated                          $25 per Trust Originated
Preferred Securities          4,000,000         Preferred Security


      Mandatory redemption provisions:  As described in the Final Prospectus.

      Optional redemption provisions:  As described in the Final Prospectus.

      Other provisions:  As described in the Final Prospectus.

Closing Date, Time and Location:                 June 16, 1999 at 10:00 a.m. at

                               Berlack, Israels & Liberman LLP
                               120 West 45th Street
                               New York, New York 10036

Type of Offering:  Non-delayed

Date referred to in Section 5(f) after which the Offerors may offer or sell debt securities or preferred securities (including any preferred limited partnership interests or preferred beneficial interests) issued or guaranteed by any Offeror without the consent of the Representative(s):

                        July 1, 1999

Modification  of items to be covered by the letter  from  PricewaterhouseCoopers
  LLP delivered pursuant to Section 6(i) at the Closing Date:

                        None

                                           SCHEDULE II


            Underwriters                        Number of TOPrS to be Purchased
            ------------                        -------------------------------

Merrill Lynch, Pierce, Fenner & Smith Inc.                  680,000
CIBC World Markets Corp.                                    680,000
First Union Capital Markets Corp.                           680,000
Goldman, Sachs & Co.                                        680,000
Paine Webber, Inc                                           680,000
ABN AMRO, Inc.                                               60,000
BT Alex, Brown, Inc.                                         60,000
Banc One Capital Markets, Inc.                               60,000
Blaylock & Partners, L.P.                                    60,000
J.J.B. Hilliard, W.L. Lyons, Inc.                            60,000
Janney Montgomery Scott, Inc.                                60,000
Legg Mason Wood Walker, Inc.                                 60,000
McDonald Investments, Inc.                                   60,000
SG Cowan Securities Corp.                                    60,000
Muriel Siebert & Co, Inc.                                    60,000
                                                          ---------
       Total                                             $4,000,000